SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Senior Income Trust (Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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Eaton Vance Senior Income Trust

No Vote Call Guide

Good morning/afternoon/evening.

My name is _______________. May I please speak with _______________?

(Re-greet if necessary)

I’m calling regarding your current investment in Eaton Vance Senior Income Trust. I wanted to confirm that you have received the proxy materials for the Annual Meeting of Shareholders scheduled to take place on November 12, 2020.

You should have received a WHITE proxy card sent to you by your Fund’s Board of Trustees. You may have also received a GOLD proxy card from an opportunistic hedge fund.

The Board is asking shareholders to only return the WHITE proxy card and support the incumbent Trustee nominees. If you have already returned the GOLD proxy card, you may change your vote by promptly signing, dating, and returning the WHITE proxy card or voting by telephone or internet using the instructions on the WHITE proxy card. Only the latest dated proxy card or vote you submit will be counted.

1. Do you still have the WHITE proxy card?

IF YES:

(PROCEED TO NEXT QUESTION)

IF NO or shareholder needs another WHITE proxy card:

Registered – “We will send you another copy of the Fund’s proxy materials, which will include a WHITE proxy card.”

(PROCEED TO NEXT QUESTION)

Beneficial (NOBO) – “Please contact your broker at your earliest convenience to request another copy of the proxy materials. Please remember to tell your broker that you want the Fund’s proxy materials with the WHITE proxy card.

(PROCEED TO NEXT QUESTION)

2. Do you think that you will be returning the WHITE proxy card to support your Board?

YES OR POSITIVE RESPONSE:

The Board greatly appreciates your support. Remember, even if you have already sent back the dissident’s GOLD proxy card, you can still support the Board by sending back the WHITE proxy card before November 12th. If you have any questions, or you require any assistance, please feel free to call (800) 992-3086 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Thank you for your time and have a good day.

NO or shareholder sending GOLD proxy card - No Response - Questions – Not voting: Your vote at the upcoming meeting is very important, and there are a few things the Board believes you should take into account when making your decision.

(Refer to fact sheet and begin discussion)

(After Discussion)

3. Given that information, do you think you will be returning the WHITE proxy card to support your Board?

IF YES or POSITIVE:

(See Yes or Positive above)

NO or NEGATIVE: (After discussion, still sending GOLD proxy card or not voting)

I understand. If you have any questions or you require any assistance, please feel free to contact (800) 992-3086 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Your vote is important and your time is greatly appreciated. Thank you and have a good day.

Eaton Vance Senior Income Trust

Level I Call Guide

(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in Eaton Vance Senior Income Trust. I wanted to confirm that you have received the proxy material for the Annual Meeting of Shareholders scheduled to take place on November 12, 2020.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. The Board of Trustees is recommending a vote “FOR” the Board’s nominees.

If “No” or negative response:

I would be happy to review the meeting agenda and record your vote by phone. The Board of Trustees is recommending a vote “FOR” the Board’s nominees.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts in which you own shares of Eaton Vance Senior Income Trust before the meeting takes place, would you like to vote those shares in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of your vote(s) within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY                                                                  Updated 09-29-2020

Eaton Vance Senior Income Trust

Proxy Contest Script

(CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in Eaton Vance Senior Income Trust. You should have received a proxy statement and a WHITE proxy card for the Annual Meeting of Shareholders scheduled for November 12, 2020. Do you still have the WHITE proxy card?

(Pause For Response)

STILL HAS WHITE CARD: (Proceed)

DOESN’T HAVE WHITE PROXY CARD:

Registered Holder - We will be happy to send you a replacement WHITE proxy card. (Proceed)

Beneficial Holder – Please contact your broker for a replacement WHITE proxy card. Be sure to inform them that you need the WHITE proxy card representing management. (Proceed)

The Fund’s Board of Trustees recommends that you vote FOR the incumbent Trustees named in the proxy materials (the “Board Nominees”). An opportunistic hedge fund, on its behalf and on behalf of its investment adviser, Saba Capital Management L.P. (together, “Saba”), has indicated that it intends to nominate three individuals (the “Saba Nominees”) to stand for election to the Board at the Annual Meeting.

If the Saba Nominees are elected, the composition and governance of the Fund’s Board could be significantly altered. If elected, the Saba Nominees would bring less diversity, less closed-end fund knowledge and fewer critical skills to the Fund’s Board.

The Board unanimously recommends that you vote FOR the Board Nominees.

Do you think that you will be returning the WHITE proxy card in support of the Board?

(Pause For Response)

YES OR POSITIVE RESPONSE:

Thank you. Please vote promptly by mail, internet or telephone by following the instructions on the WHITE proxy card or voting instruction form you received to ensure your shares are counted at the meeting. If you have any questions or you require any assistance, please feel free to call (800) 992-3086 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Thank you and have a good (morning/afternoon/evening).

NO RESPONSE OR HAS QUESTIONS, INDICATED THAT THEY ARENOT VOTING OR WILL BE SUBMITTING DISSIDENT’S PROXY CARD:

May I ask what is stopping you from supporting the view of your Board and returning the WHITE proxy card? (Pause For Response) (Notate)

Your vote at the upcoming meeting is very important, and there are a few things the Board believes you should take into account when making your decision.

(Refer to Fact Sheet)

Given that information, do you think that you might return the WHITE proxy card in support of the Board’s recommendation?

YES OR POSITIVE (Go to Yes or Positive Response above)

NO OR NEGATIVE (Go to Still Sending or Planning to Submit Dissident’s Proxy Card or Not Voting below)

STILL PLANNING TO SUBMIT DISSIDENT’S PROXY CARDOR NOT VOTING

I understand. If you have any questions or you require any assistance, please feel free to contact (800) 992-3086 Monday through Friday from 9 a.m. to 10 p.m. Eastern Time. Your vote is important and your time is greatly appreciated. Thank you and have a good (morning/afternoon/evening).

FOR INTERNAL DISTRIBUTION ONLY                                                                  Updated 09-29-2020

CLOSED-END FUND

PROXY CONTEST FACT SHEET FOR:

EATON VANCE SENIOR INCOME TRUST

ANNUAL MEETING IMPORTANT DATES		ANNUAL MEETING LOCATION
Record Date	SEPTEMBER 1, 2020	PRINCIPAL OFFICE OF THE FUND
Approximate Mail Date	SEPTEMBER 21, 2020	TWO INTERNATIONAL PLACE
Meeting Date	NOVEMBER 12, 2020 @ 1:00 PM (ET)	BOSTON, MASSACHUSETTS 02110
ADDITIONAL INFORMATION		CONTACT INFORMATION
Tickers	SEE PAGE 4	Inbound Line	1-800-992-3086
CUSIPs	SEE PAGE 4	Website	https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

OVERVIEW OF PROXY CONTEST

What is happening?

An opportunistic hedge fund, on its behalf and on behalf of its investment adviser, Saba Capital Management L.P. (together, “Saba”), has indicated that it intends to nominate three individuals (the “Saba Nominees”) to stand for election to the Board at the Annual Meeting.

If the Saba Nominees are elected, the composition and governance of the Fund’s Board could be significantly altered. If elected, the Saba Nominees would bring less diversity, less closed-end fund knowledge and fewer critical skills to the Fund’s Board.

This Annual Meeting is very important. The Fund’s Board of Trustees recommends that you vote FOR the incumbent Board Nominees named on the WHITE proxy card (the “Board Nominees”).

What are the qualifications of the Board Nominees?

The Board unanimously recommends that you vote FOR each Board Nominee. The Board Nominees are highly qualified to serve on the Board. They are not only deeply familiar with the Fund and its objective, but also possess extensive experience in overseeing closed-end funds. The Board- Nominees have directly relevant experience and have demonstrated a long history of consistently acting in the best interests of the Fund and all Fund shareholders.

How do the qualifications of the Saba Nominees compare to those of the Board Nominees?

The Saba Nominees lack experience with the Fund and comparable floating-rate loan funds, and appear to have little or no experience serving on a board of a registered fund. There is nothing to suggest that the Fund’s governance would be improved by the election of the Saba Nominees. In short, electing Saba’s nominees will serve the Saba agenda.

What does Saba seek to gain by nominating three candidates for election to the Board?

Saba is a known closed-end fund activist investor with a history of seeking short-term profits for itself and its clients at the expense of a fund and its other shareholders.

For Internal Distribution Only	Page 1

As a closed-end fund activist investor, Saba’s tactic is simple: buy fund shares at a discount during periods of market dislocation, and then agitate to compel the target fund to take out the Saba position at a higher price. Time and again, these actions have proven harmful to fund shareholders – by interfering with a fund’s investment program, distracting management, raising fund expenses, reducing the liquidity of fund shares and, in certain cases, terminating the fund. The election of Saba’s nominees will further Saba’s agenda, resulting in harm to the Fund and its shareholders.

What is Saba’s level of ownership in the Fund?

Saba has acquired ownership of more than 21% of the Fund’s outstanding shares over the past year, including a substantial number of shares acquired during the early months of the ongoing COVID-19 global pandemic, when closed-end fund discounts temporarily widened.

What should I do if I receive another proxy card?

You may receive a different proxy statement from Saba (along with a GOLD or other colored proxy card) seeking your vote for the Saba Nominees.

Please discard any proxy card that you receive from Saba or any person other than the Fund. Do not send back any proxy card other than the WHITE proxy card, as doing so may cancel your vote to support your Fund and its current Board.

What if I have previously returned the proxy card for the Saba Nominees?

If you have previously returned a proxy card sent to you by Saba, you can still change your vote (i) by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided by the Fund; (ii) by recording your voting instructions via telephone or the internet following the instructions on the WHITE proxy card; or (iii) by voting at the Annual Meeting.

Only the latest dated proxy card or vote you submit will be counted (e.g., if you submit the GOLD proxy card and then vote again on the WHITE proxy card, only the votes cast on the WHITE proxy card will be counted).

The Board unanimously recommends that shareholders vote FOR

the election of the Board Nominees on the WHITE proxy card.

What are Shareholders being asked to vote on?

COMMON and AUCTION PREFERRED SHARES

PROPOSAL 1(a): Election of three Class I Trustees;

What are shareholders being asked to vote on?

Shareholders of the Fund’s common shares and auction preferred shares, voting together as a single class, are being asked to elect three nominees as Class I Trustees to hold office until the Fund’s 2023 annual meeting.

NAME OF NOMINEE	TRUSTEE SINCE	YEAR OF BIRTH
(i) Thomas E. Faust Jr.	2007	1958
(ii) Cynthia E. Frost	2014	1961
(iii) Susan J. Sutherland	2015	1957

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1(a)

AUCTION PREFERRED SHARES only

PROPOSAL 1(b): Election of one Class I Trustee;

What are shareholders being asked to vote on?

Shareholders of the Fund’s auction preferred shares, voting separately as a single class, are being asked to elect Valerie A. Mosley as a Class I Trustee, to hold office until the Fund’s 2023 annual meeting. Ms. Mosley’s nomination at the Annual Meeting is unopposed.

NAME OF NOMINEE	TRUSTEE SINCE	YEAR OF BIRTH
(i) Valerie A. Mosley	2014	1960

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1(b)

PHONE:	To cast your vote by telephone with a proxy specialist, call the toll-free number found on your WHITE proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
MAIL:	To vote your proxy by mail, check the appropriate voting box on the WHITE proxy card, sign, date and return the WHITE card in the enclosed postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your WHITE proxy card.
INTERNET:	To vote via the Internet, go to the website on your WHITE proxy card and enter the control number found on your WHITE proxy card.

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING LOCATION

As part of the Fund’s effort to maintain a safe and healthy environment at the Annual Meeting, the Fund and the Board are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding the novel coronavirus disease, COVID-19.

For that reason, the Board reserves the right to reconsider the date, time and/or means of convening the Annual Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the Annual Meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.

If the Board chooses to change the date, time and/or means of convening the Annual Meeting, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the Securities and Exchange Commission as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Proxy Materials Are Available Online At:

https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

The role of AST Fund Solutions as proxy solicitor is mentioned on page 16 of the Proxy Statement.

NAME OF FUND	CLASS	TICKER	CUSIP
Eaton Vance Senior Income Trust	Common	EVF	27826S103
Eaton Vance Senior Income Trust	Auction Preferred	Not Applicable	27826S202
Eaton Vance Senior Income Trust	Auction Preferred	Not Applicable	27826S301

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